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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) of Regulation 13D of the Securities Exchange Act of 1934, as amended, the persons or entities below agree to the joint filing on behalf of each of them of this Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Units of El Paso Energy Partners, L.P., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement as of the 9th day of May, 2002.


                                        El Paso Energy Partners Company


                                        By: /s/ D. MARK LELAND
                                           -------------------------------------
                                        Name:  D. Mark Leland
                                        Title: Senior Vice President and
                                                 Controller


                                        DeepTech International Inc.


                                        By: /s/ D. MARK LELAND
                                           -------------------------------------
                                        Name:  D. Mark LeLand
                                        Title: Senior Vice President and
                                                 Controller

                                        El Paso Corporation


                                        By: /s/ JEFFREY I. BEASON
                                           -------------------------------------
                                        Name:  Jeffrey I. Beason
                                        Title: Senior Vice President and
                                                 Controller


                                        El Paso Field Services Holding Company


                                        By: /s/ D. MARK LELAND
                                           -------------------------------------
                                        Name:  D. Mark LeLand
                                        Title: Senior Vice President and Chief
                                                 Financial Officer



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                                        El Paso Tennessee Pipeline Co.


                                        By: /s/ JEFFREY I. BEASON
                                           -------------------------------------
                                        Name:  Jeffrey I. Beason
                                        Title: Senior Vice President and
                                                 Controller


                                        EPEC Deepwater Gathering Company


                                        By: /s/ D. MARK LELAND
                                           -------------------------------------
                                        Name:  D. Mark LeLand
                                        Title: Senior Vice President and Chief
                                                 Financial Officer


                                        Sabine River Investors I, L.L.C.
                                           by its sole member,
                                           El Paso Energy Partners Company


                                           By: /s/ D. MARK LELAND
                                              ----------------------------------
                                           Name:  D. Mark LeLand
                                           Title: Senior Vice President and
                                                    Controller



                                        Sabine River Investors II, L.L.C.
                                           by its sole member,
                                           EPEC Deepwater Gathering Company


                                           By: /s/ D. MARK LELAND
                                              ----------------------------------
                                           Name:  D. Mark LeLand
                                           Title: Senior Vice President and
                                                    Chief Financial Officer